UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2022

Mustang Bio, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38191	47-3828760
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MBIO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2022, Mustang Bio, Inc. (the “Company”) appointed Eliot M. Lurier as the Company’s Interim Chief Financial Officer. Mr. Lurier provides consulting services to the Company pursuant to a consulting agreement (the “Danforth Consulting Agreement”) between the Company and Danforth Advisors, LLC (“Danforth”) and receives no compensation directly from the Company.

Mr. Lurier, age 63, has served as a consultant to several companies through Danforth, an advisory firm that provides operational and strategic support services to life science companies. Prior to joining Danforth, from September 2014 to December 2020, Mr. Lurier was Chief Financial Officer of the Joslin Diabetes Center, Inc., a preeminent diabetes research, clinical care, and education organization. Prior to this, Mr. Lurier served as Chief Financial Officer for a wide variety of public and private pharmaceutical companies. Mr. Lurier holds a B.S. in Accounting from Syracuse University and is a Certified Public Accountant in Massachusetts.

No family relationships exist between Mr. Lurier and any of the Company’s directors or executive officers. Other than the Danforth Consulting Agreement, there are no arrangements between Mr. Lurier and any other person pursuant to which Mr. Lurier was selected as the Company’s principal financial officer, nor are there any transactions to which the Company is or was a participant and in which Mr. Lurier has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Consulting Agreement by and between Mustang Bio, Inc. and Danforth Advisors, LLC dated March 17, 2022.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSTANG BIO, INC.
(Registrant)
Date: April 22, 2022
	By:	/s/ Manuel Litchman, M.D.
	Name:	Manuel Litchman, M.D.
	Title:	President and Chief Executive Officer